Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces First Quarter 2023 Results
Broadband revenue up 23% and Video SaaS revenue up 72% year over year
SAN JOSE, California, May 8, 2023 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the first quarter of 2023.
“Harmonic delivered strong results for the first quarter of 2023 highlighted by record first quarter revenue and solid operating profit," said Patrick Harshman, president and chief executive officer of Harmonic. "Broadband segment revenue rose 23% during the quarter while Video SaaS revenue growth was 72%, driven by strong demand for our products and services.”
Q1 Financial and Business Highlights
Financial
•Revenue: $157.6 million, up 7% year over year
◦Broadband segment revenue: $100.4 million, up 23% year over year
◦Video segment revenue: $57.3 million, down 13% year over year
•Gross margin: GAAP 53.3% and non-GAAP 53.9%, compared to GAAP 46.9% and non-GAAP 47.3% in the year ago period
◦Broadband segment gross margin: 50.1% compared to 38.0% in the year ago period
◦Video segment gross margin: 60.4% compared to 58.8% in the year ago period
•Operating income: GAAP income $11.2 million and non-GAAP income $18.7 million, compared to GAAP income $2.5 million and non-GAAP income $11.3 million in the year ago period
•Net income: GAAP net income $5.1 million and non-GAAP net income of $14.3 million, compared to GAAP net loss $1.5 million and non-GAAP net income $8.9 million in the year ago period
•Adjusted EBITDA: $21.4 million income compared to $14.5 million income in the year ago period
•EPS: GAAP net income per share of $0.04 and non-GAAP net income per share of $0.12, compared to GAAP net loss per share of $0.01 and non-GAAP net income per share of $0.08 in the year ago period
•Cash: $90.9 million, down $9.9 million year over year
Business
•CableOS® solution commercially deployed with 94 customers, serving 18.4 million cable modems
•Live sports streaming SaaS expansions and new wins drove 72.2% Video SaaS revenue growth year over year
•Record new SaaS commitments, including first major broadcast cloud migration

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q1 2023	Q4 2022	Q1 2022	Q1 2023	Q4 2022	Q1 2022
	(Unaudited, in millions, except per share data)
Net revenue	$157.6	$164.3	$147.4	$157.6	$164.3	$147.4
Net income	$5.1	$6.1	$(1.5)	$14.3	$19.9	$8.9
EPS	$0.04	$0.05	$(0.01)	$0.12	$0.17	$0.08

Other Financial Information				Q1 2023	Q4 2022	Q1 2022
				(Unaudited, in millions)
Adjusted EBITDA for the quarter				$21.4	$26.6	$14.5
Bookings for the quarter				$325.5	$130.2	$205.5
Backlog and deferred revenue as of quarter end				$623.5	$457.1	$497.3
Cash and cash equivalents as of quarter end				$90.9	$89.6	$100.7
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q2 2023 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$60	$101	$—	$161	$65	$106	$—	$171
Gross margin %	60.0%	47.0%	(0.1)%	51.7%	61.0%	48.0%	(0.1)%	52.8%
Gross profit	$36	$47	$—	$83	$40	$51	$—	$91
Operating expenses	$35	$31	$7	$73	$36	$32	$7	$75
Operating income	$1	$16	$(7)	$10	$4	$19	$(7)	$16
Tax rate (3)				53%				53%
EPS (3)				$0.04				$0.06
Shares (3)				117.8				117.8
Cash (3)				$90				$100
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2023 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$255	$450	$—	$705	$270	$470	$—	$740
Gross margin %	59.5%	46.0%	(0.3)%	50.6%	60.5%	47.0%	(0.3)%	51.6%
Gross profit	$152	$207	$(2)	$357	$163	$221	$(2)	$382
Operating expenses	$139	$123	$27	$289	$143	$128	$27	$298
Operating income	$13	$84	$(29)	$68	$20	$93	$(29)	$84
Tax rate (3)				53%				53%
EPS (3)				$0.26				$0.33
Shares (3)				118.1				118.1
Cash (3)				$125				$135
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q2 2023 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$60	$101	$161	$65	$106	$171
Gross margin %	60.0%	47.0%	51.8%	61.0%	48.0%	52.9%
Gross profit	$36	$47	$83	$40	$51	$91
Operating expenses	$35	$31	$66	$36	$32	$68
Adjusted EBITDA	$2	$18	$20	$5	$20	$25
Tax rate (2)			20%			20%
EPS (2)			$0.11			$0.15
Shares (2)			117.8			117.8
Cash (2)			$90			$100
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2023 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$255	$450	$705	$270	$470	$740
Gross margin %	59.5%	46.0%	50.9%	60.5%	47.0%	51.9%
Gross profit	$152	$207	$359	$163	$221	$384
Operating expenses	$139	$123	$262	$143	$128	$271
Adjusted EBITDA	$18	$90	$108	$26	$99	$125
Tax rate (2)			20%			20%
EPS (2)			$0.63			$0.74
Shares (2)			118.1			118.1
Cash (2)			$125			$135

(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, May 8, 2023. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BI27af922f502842a78acef34a5ae0c048. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2022, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Gain and losses on equity investments - We exclude the gain and losses from the sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
CONTACTS:

Jeremy Rosenberg	David Hanover
Interim Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6632	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	March 31, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$90,877	$89,586
Accounts receivable, net	88,135	108,427
Inventories	131,642	120,949
Prepaid expenses and other current assets	27,451	26,337
Total current assets	338,105	345,299
Property and equipment, net	38,936	39,814
Operating lease right-of-use assets	24,347	25,469
Goodwill	238,433	237,739
Other non-current assets	63,994	61,697
Total assets	$703,815	$710,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$114,204	$113,981
Other debts, current	4,684	4,756
Accounts payable	55,404	67,455
Deferred revenue	65,606	62,383
Operating lease liabilities, current	6,731	6,773
Other current liabilities	59,269	66,724
Total current liabilities	305,898	322,072
Other debts, non-current	11,350	11,161
Operating lease liabilities, non-current	22,872	24,110
Other non-current liabilities	27,909	28,169
Total liabilities	368,029	385,512

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 111,332 and 109,871 shares issued and outstanding at March 31, 2023 and December 31, 2022, respectively	111	110
Additional paid-in capital	2,384,806	2,380,651
Accumulated deficit	(2,041,476)	(2,046,569)
Accumulated other comprehensive loss	(7,655)	(9,686)
Total stockholders’ equity	335,786	324,506
Total liabilities and stockholders’ equity	$703,815	$710,018

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2023	April 1, 2022
Revenue:
Appliance and integration	$114,794	$112,984
SaaS and service	42,855	34,455
Total net revenue	157,649	147,439
Cost of revenue:
Appliance and integration	59,748	66,382
SaaS and service	13,847	11,875
Total cost of revenue	73,595	78,257
Total gross profit	84,054	69,182
Operating expenses:
Research and development	33,509	28,833
Selling, general and administrative	39,282	36,643
Restructuring and related charges	83	1,170
Total operating expenses	72,874	66,646
Income from operations	11,180	2,536
Interest expense, net	(706)	(1,433)
Other income (expense), net	(293)	62
Income before income taxes	10,181	1,165
Provision for income taxes	5,088	2,694
Net income (loss)	$5,093	$(1,529)

Net income (loss) per share:
Basic	$0.05	$(0.01)
Diluted	$0.04	$(0.01)
Weighted average shares outstanding:
Basic	110,794	103,994
Diluted	117,758	103,994

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three Months Ended
	March 31, 2023	April 1, 2022
Cash flows from operating activities:
Net income (loss)	$5,093	$(1,529)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation	3,030	3,111
Stock-based compensation	7,424	7,586
Amortization of convertible debt discount	223	297
Amortization of warrant	435	429
Foreign currency remeasurement	1,290	(563)
Deferred income taxes, net	547	627
Provision for expected credit losses and returns	253	1,348
Provision for excess and obsolete inventories	2,027	2,738
Other adjustments	45	77
Changes in operating assets and liabilities:
Accounts receivable	20,277	(28,479)
Inventories	(10,547)	(11,841)
Other assets	(2,566)	(3,949)
Accounts payable	(12,507)	(12,260)
Deferred revenues	1,721	18,408
Other liabilities	(10,475)	(3,482)
Net cash provided by (used in) operating activities	6,270	(27,482)
Cash flows from investing activities:
Purchases of property and equipment	(2,331)	(2,438)
Net cash used in investing activities	(2,331)	(2,438)
Cash flows from financing activities:
Repurchase of common stock	—	(2,141)
Repayment of other debts	(152)	(99)
Proceeds from common stock issued to employees	3,085	2,966
Taxes paid related to net share settlement of equity awards	(6,353)	(2,693)
Net cash used in financing activities	(3,420)	(1,967)
Effect of exchange rate changes on cash and cash equivalents	772	(805)
Net increase (decrease) in cash and cash equivalents	1,291	(32,692)
Cash and cash equivalents at beginning of period	89,586	133,431
Cash and cash equivalents at end of period	$90,877	$100,739

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	March 31, 2023		December 31, 2022		April 1, 2022
Geography
Americas	$115,666	73%	$125,638	76%	$103,157	70%
EMEA	32,941	21%	29,250	18%	35,702	24%
APAC	9,042	6%	9,446	6%	8,580	6%
Total	$157,649	100%	$164,334	100%	$147,439	100%

Market
Service Provider	$117,989	75%	$110,092	67%	$92,521	63%
Broadcast and Media	39,660	25%	54,242	33%	54,918	37%
Total	$157,649	100%	$164,334	100%	$147,439	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended March 31, 2023
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$57,298	$100,351	$157,649	$—	$157,649
Gross profit	34,614	50,290	84,904	(850)	84,054
Gross margin %	60.4%	50.1%	53.9%		53.3%
Adjusted EBITDA(2)	(162)	21,586	21,424	(16,331)	5,093
Adjusted EBITDA margin %	(0.3)%	21.5%	13.6%		3.2%

	Three Months Ended December 31, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$68,308	$96,026	$164,334	$—	$164,334
Gross profit	40,939	45,741	86,680	(983)	85,697
Gross margin %	59.9%	47.6%	52.7%		52.1%
Adjusted EBITDA(2)	6,350	20,205	26,555	(20,424)	6,131
Adjusted EBITDA margin %	9.3%	21.0%	16.2%		3.7%

	Three Months Ended April 1, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$65,842	$81,597	$147,439	$—	$147,439
Gross profit	38,684	31,011	69,695	(513)	69,182
Gross margin %	58.8%	38.0%	47.3%		46.9%
Adjusted EBITDA(2)	4,801	9,650	14,451	(15,980)	(1,529)
Adjusted EBITDA margin %	7.3%	11.8%	9.8%		(1.0)%
(1) Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
(2) Adjusted EBITDA is a Non-GAAP financial measure. Refer to “Preliminary Adjusted EBITDA Reconciliation” below for a reconciliation to the most comparable GAAP measure.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended March 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$157,649	$84,054	$72,874	$11,180	$(999)	$5,093
Stock-based compensation	—	850	(6,574)	7,424	—	7,424
Restructuring and related charges	—	—	(83)	83	—	83
Non-cash interest and other expenses related to convertible notes	—	—	—	—	223	223
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,506
Total adjustments	—	850	(6,657)	7,507	223	9,236
Non-GAAP	$157,649	$84,904	$66,217	$18,687	$(776)	$14,329
As a % of revenue (GAAP)		53.3%	46.2%	7.1%	(0.6)%	3.2%
As a % of revenue (Non-GAAP)		53.9%	42.0%	11.9%	(0.5)%	9.1%
Diluted net income per share:
GAAP						$0.04
Non-GAAP						$0.12
Shares used in per share calculation:
GAAP and Non-GAAP						117,758

	Three Months Ended December 31, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$164,334	$85,697	$69,220	$16,477	$(1,141)	$6,131
Stock-based compensation	—	541	(5,050)	5,591	—	5,591
Restructuring and related charges	—	442	(1,205)	1,647	17	1,664
Non-cash interest and other expenses related to convertible notes	—	—	—	—	274	274
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	6,233
Total adjustments	—	983	(6,255)	7,238	291	13,762
Non-GAAP	$164,334	$86,680	$62,965	$23,715	$(850)	$19,893
As a % of revenue (GAAP)		52.1%	42.1%	10.0%	(0.7)%	3.7%
As a % of revenue (Non-GAAP)		52.7%	38.3%	14.4%	(0.5)%	12.1%
Diluted net income per share:
GAAP						$0.05
Non-GAAP						$0.17
Shares used in per share calculation:
GAAP and Non-GAAP						117,301

	Three Months Ended April 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income (Loss)
GAAP	$147,439	$69,182	$66,646	$2,536	$(1,371)	$(1,529)
Stock-based compensation	—	527	(7,059)	7,586	—	7,586
Restructuring and related charges	—	(14)	(1,170)	1,156	—	1,156
Non-cash interest and other expenses related to convertible notes	—	—	—	—	297	297
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,367
Total adjustments	—	513	(8,229)	8,742	297	10,406
Non-GAAP	$147,439	$69,695	$58,417	$11,278	$(1,074)	$8,877
As a % of revenue (GAAP)		46.9%	45.2%	1.7%	(0.9)%	(1.0)%
As a % of revenue (Non-GAAP)		47.3%	39.6%	7.6%	(0.7)%	6.0%
Diluted net income (loss) per share:
GAAP						$(0.01)
Non-GAAP						$0.08
Shares used in per share calculation:
GAAP						103,994
Non-GAAP						110,563

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	March 31, 2023	December 31, 2022	April 1, 2022
Net income (loss) - GAAP	$5,093	$6,131	$(1,529)
Provision for income taxes	5,088	9,205	2,694
Interest expense, net	706	929	1,433
Depreciation	3,030	3,035	3,111
EBITDA	13,917	19,300	5,709

Adjustments
Stock-based compensation	7,424	5,591	7,586
Restructuring and related charges	83	1,664	1,156
Adjusted EBITDA	$21,424	$26,555	$14,451

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q2 2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$161	to	$171	$83	to	$91	$73	to	$75	$4	to	$7
Stock-based compensation expense	—			—			(7)			7
Tax effect of non-GAAP adjustments	—			—			—			2	to	3
Total adjustments	—			—			(7)			9	to	10
Non-GAAP	$161	to	$171	$83	to	$91	$66	to	$68	$13	to	$17
As a % of revenue (GAAP)				51.7%	to	52.8%	45.3%	to	43.9%	2.7%	to	3.9%
As a % of revenue (Non-GAAP)				51.8%	to	52.9%	41.0%	to	39.8%	8.3%	to	10.2%
Diluted net income per share:
GAAP										$0.04	to	$0.06
Non-GAAP										$0.11	to	$0.15
Shares used in per share calculation:
GAAP and Non-GAAP										117.8
(1) Components may not sum to total due to rounding.

	2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$705	to	$740	$357	to	$382	$289	to	$298	$31	to	$39
Stock-based compensation expense	—			2			(26)			28
Restructuring and related charges	—			—			(1)			1
Non-cash interest and other expenses related to convertible notes	—			—			—			1
Gain on sale of equity investment	—			—			—			(3)
Tax effect of non-GAAP adjustments	—			—			—			17	to	22
Total adjustments	—			2			(27)			44	to	49
Non-GAAP	$705	to	$740	$359	to	$384	$262	to	$271	$75	to	$88
As a % of revenue (GAAP)				50.6%	to	51.6%	41.0%	to	40.3%	4.4%	to	5.3%
As a % of revenue (Non-GAAP)				50.9%	to	51.9%	37.2%	to	36.6%	10.6%	to	11.9%
Diluted net income per share:
GAAP										$0.26	to	$0.33
Non-GAAP										$0.63	to	$0.74
Shares used in per share calculation:
GAAP and Non-GAAP										118.1
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q2 2023 Financial Guidance			2023 Financial Guidance
Net income - GAAP	$4	to	$7	$31	to	$39
Provision for income taxes	5		7	36		45
Interest expense, net	1		1	3		3
Depreciation	3		3	12		12
EBITDA	$13	to	$18	$82	to	$99

Adjustments
Stock-based compensation	7		7	28		28
Restructuring and related charges	—		—	1		1
Gain on sale of equity investment	—		—	(3)		(3)
Adjusted EBITDA	$20	to	$25	$108	to	$125
(1) Components may not sum to total due to rounding.